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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------


         Date of Report (Date of earliest event reported) April 22, 2003


                                 TIDEWATER INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                  1-6311                                 72-0487776
       (State of incorporation)                 (Commission File Number)             (IRS Employer Identification No.)

                   601 Poydras Street, Suite 1900                          70130
              (Address of principal executive offices)                   (Zip Code)


                                 (504) 568-1010
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 12.  Results of Operations and Financial Condition

     In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in oil and gas prices; level of fleet additions by competitors and vessel overcapacity; changes in capital spending by customers in the energy industry for exploration, development and production; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Readers should consider all of these risk factors as well as other information contained in this report.

     On April 22, 2003, the Company issued the following press release:

FOR RELEASE TUESDAY, APRIL 22, 2003, at 7:45 a.m. CDST

TIDEWATER REPORTS FOURTH QUARTER, YEAR-END RESULTS FOR FISCAL 2003

NEW ORLEANS, APRIL 22, 2003 -- Tidewater Inc. (NYSE:TDW) today announced fourth quarter, March 31, 2003, net earnings of $18.6 million, or $.33 per share, on revenues of $153.9 million. In comparison, net earnings in the immediately preceding quarter were $23.6 million, or $.42 per share, on revenues of $163.1 million. Last year's fourth quarter net earnings were $28.3 million, or $.50 per share, on revenues of $169.4 million.

For the fiscal year ended March 31, 2003, net earnings were $88.6 million, or $1.57 per share, on revenues of $635.8 million. For the same period last year, net earnings were $136.2 million, or $2.41 per share, on revenues of $729 million.

Tidewater will conduct a conference call to discuss fiscal 2003 fourth quarter results with analysts, investors and other interested parties at 10:00 a.m. CDST on Tuesday, April 22, 2003. Those interested in participating in that teleconference should call 1-888-388-7493 (706-679-8348 if outside the United States) and ask for the `Tidewater Conference' just prior to the scheduled start. A replay of the conference call will be available beginning at 1:00 p.m. CDST on April 22, 2003, and will continue until 11:59 p.m. CDST on April 23, 2003. To hear the replay, call 1-800-642-1687 (706-645-9291 if outside the
United States). The access code is 9670507.

A simultaneous Webcast of the conference call will be accessible online at the Tidewater Web site, www.tdw.com, and at the CCBN Web site, www.streetevents.com. The online replay will be available until May 22, 2003.

Tidewater Inc. owns and operates over 570 vessels, the world's largest fleet of vessels serving the global offshore energy industry.

Contact: Keith Lousteau 504-568-1010

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                                 Tidewater Inc.

             UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS




                                                 Quarter Ended                            Year Ended
(In thousands,                                      March 31,                              March 31,
except share and per share amounts)           2003              2002                2003              2002
-------------------------------------------------------------------------------------------------------------------
Revenues:
  Vessel revenues                         $   151,123           $  164,835         624,555             715,361
  Other marine revenues                         2,750                4,540          11,268              13,668
-------------------------------------------------------------------------------------------------------------------
                                              153,873              169,375         635,823             729,029
-------------------------------------------------------------------------------------------------------------------
Costs and expenses:
  Vessel operating costs                       91,940               92,665         363,162             382,934
  Costs of other marine revenues                1,809                3,589           6,649               9,174
  Depreciation and amortization                21,916               19,768          83,153              78,132
  General and administrative                   16,839               17,502          65,406              66,851
-------------------------------------------------------------------------------------------------------------------
                                              132,504              133,524         518,370             537,091
-------------------------------------------------------------------------------------------------------------------
                                               21,369               35,851         117,453             191,938
Other income (expenses):
  Foreign exchange gain (loss)                   (391)                 335          (2,896)               (843)
  Gain on sales of assets                       1,287                5,359           6,162               6,380
  Equity in net earnings of
    unconsolidated companies                    1,343                  450           5,689               4,977
  Minority interests                              (11)                 (57)            (78)               (199)
  Interest and miscellaneous income               431                  791           1,792               3,331
  Interest and other debt costs                   (83)                (236)           (412)               (833)
-------------------------------------------------------------------------------------------------------------------
                                                2,576                6,642          10,257              12,813
-------------------------------------------------------------------------------------------------------------------
Earnings before income taxes                   23,945               42,493         127,710             204,751
Income taxes                                    5,356               14,236          39,080              68,592
-------------------------------------------------------------------------------------------------------------------
Net earnings                              $    18,589          $    28,257          88,630             136,159
===================================================================================================================
Earnings per common share                 $      0.33          $      0.50            1.57                2.43
===================================================================================================================
Diluted earnings per common share         $      0.33          $      0.50            1.57                2.41
===================================================================================================================
Weighted average common
  shares outstanding                       56,509,006           56,094,557      56,413,856          56,054,797
Incremental common shares
  from stock options                          130,616              368,766         188,774             333,537
-------------------------------------------------------------------------------------------------------------------
Adjusted weighted average
  common shares                            56,639,622           56,463,323      56,602,630          56,388,334
===================================================================================================================
Cash dividends declared
per common share                         $       0.15          $      0.15            0.60                0.60
===================================================================================================================
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               TIDEWATER INC.


                               By:   /s/ Cliffe F. Laborde
                                   --------------------------------------------
                                     Cliffe F. Laborde
                                     Executive Vice President, General Counsel
                                     and Secretary

Date:  April 22, 2003

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